TRADE ACCOUNTS RECEIVABLE	12 Months Ended
Jan. 02, 2022
Subclassifications of assets, liabilities and equities [abstract]
FINANCIAL RISK MANAGEMENT	TRADE ACCOUNTS RECEIVABLE:

	January 2, 2022	January 3, 2021

Trade accounts receivable	$343,671	$215,474
Allowance for expected credit losses	(13,704)	(18,994)
	$329,967	$196,480

As at January 2, 2022, trade accounts receivables being serviced under a receivables purchase agreement amounted to $144.9 million (January 3, 2021 - $145.2 million). The difference between the carrying amount of the receivables sold under the agreement and the cash received at the time of transfer was $1.6 million for fiscal 2021 (2020 - $2.0 million) and was recorded in bank and other financial charges. Refer to note 26 for additional information related to the receivables purchase agreement.

The movement in the allowance for expected credit losses in respect of trade receivables was as follows:

	2021	2020

Balance, beginning of fiscal year	$(18,994)	$(7,184)
Reversal of impairment (Impairment) of trade accounts receivable	2,617	(15,453)
Write-off of trade accounts receivable	2,673	3,643
Balance, end of fiscal year	$(13,704)	$(18,994)

During fiscal 2021, the Company adjusted its provision matrix to decrease expected credit loss rates as the economic environment improved, resulting in a reversal of impairment of trade accounts receivable for the year ended January 2, 2022. The impairment of trade accounts receivable for fiscal 2020 was mainly related to an increase in the estimate of expected credit loss rates attributable to the heightened credit risk caused by the economic conditions related to the COVID-19 pandemic.
FINANCIAL RISK MANAGEMENT:
Due to the nature of the activities that the Company carries out and as a result of holding financial instruments, the Company is exposed to risks arising from financial instruments, including credit risk, liquidity risk, foreign currency risk, interest rate risk, commodity price risk, as well as risks arising from changes in the price of its common shares under the Company's share-based compensation plans.

The Company may periodically use derivative financial instruments to manage risks related to fluctuations in foreign exchange rates, commodity prices, interest rates, and the market price of its own common shares. The use of derivative financial instruments is governed by the Company’s Financial Risk Management Policy approved by the Board of Directors and is administered by the Financial Risk Management Committee. The Financial Risk Management Policy of the Company stipulates that derivative financial instruments should only be used to hedge or mitigate an existing financial exposure that constitutes a commercial risk to the Company, and if the derivatives are determined to be the most efficient and cost effective means of mitigating the Company’s exposure to liquidity risk, foreign currency risk, and interest rate risk, as well as risks arising from commodity prices. Hedging limits, as well as counterparty credit rating and exposure limitations are defined in the Company’s Financial Risk Management Policy, depending on the type of risk that is being mitigated. Derivative financial instruments are not used for speculative purposes.

At the inception of each designated hedging derivative contract, the Company formally designates and document the hedging relationship and its risk management objective and strategy for undertaking the hedge. Documentation includes identification of the hedging instrument, the hedged item, the nature of the risk being hedged, and how the Company will assess whether the hedging relationship meets the hedge effectiveness requirements, including its analysis of the sources of hedge ineffectiveness and how they determine the hedge ratio.

Credit risk
Credit risk is the risk of an unexpected loss if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises primarily from the Company’s trade accounts receivable. The Company may also have credit risk relating to cash and cash equivalents and derivative financial instruments, which it manages by dealing only with highly rated North American and European financial institutions. The Company's credit risk may also be exacerbated during periods of weak general economic and financial conditions. The Company's trade accounts receivable and credit exposure fluctuate throughout the year based on the seasonality of its sales and other factors. The Company’s average trade accounts receivable and credit exposure during an interim reporting period may be significantly higher than the balance at the end of that reporting period. In addition, due to the historical seasonality of the Company’s net sales, the Company’s trade accounts receivable balance as at the end of a calendar year will typically be lower than at the end of an interim reporting period.

Under the terms of a receivables purchase agreement, the Company may continuously sell trade accounts receivables of certain designated customers to a third-party financial institution in exchange for a cash payment equal to the face value of the sold trade accounts receivables, less an applicable discount. The Company retains servicing responsibilities, including collection, for these trade accounts receivables but does not retain any credit risk with respect to any trade accounts receivables that have been sold. All trade accounts receivables sold under the receivables purchase agreement are removed from the consolidated statements of financial position, as the sale of the trade accounts receivables qualify for de-recognition. The receivables purchase agreement, which allows for the sale of a maximum of $225 million of accounts receivables at any one time, expires on June 20, 2022, subject to annual extensions.

The Company’s credit risk for trade accounts receivables is concentrated as the majority of its sales are to a relatively small group of wholesale distributors and mass-market and other retailers. As at January 2, 2022, the Company’s ten largest trade debtors accounted for 78% of trade accounts receivable (2020 - 76%); the largest of which accounted for 24% (2020 - 23%). The Company’s main trade debtors are located in the U.S. The remaining trade accounts receivable balances are dispersed among a larger number of debtors across many geographic areas including the U.S., Canada, Europe, Asia-Pacific, and Latin America.
26. FINANCIAL RISK MANAGEMENT (continued):

Credit risk (continued)
Most of the Company’s customers have been transacting with the Company or its subsidiaries for several years. Certain wholesale distributors are highly leveraged with significant reliance on trade credit terms provided by a few major vendors, including the Company, and third-party debt financing, including bank debt secured with trade accounts receivable and inventory pledged as collateral. The financial leverage of these customers may limit or prevent their ability to refinance existing indebtedness or to obtain additional financing and could affect their ability to comply with restrictive debt covenants and meet other obligations. The profile and credit quality of the Company’s mass-market and other retailer customers vary significantly.

The Company’s extension of credit to customers involves considerable judgment and is based on an evaluation of each customer’s financial condition and payment history. The Company has established various internal controls designed to mitigate credit risk, including a dedicated credit function which recommends customer credit limits and payment terms that are reviewed and approved on a quarterly basis by senior management at the Company’s primary sales offices in Christ Church, Barbados. Where available, the Company’s credit departments periodically review external ratings and customer financial statements and, in some cases, obtain bank and other references. New customers are subject to a specific validation and pre-approval process. From time to time, where circumstances warrant, the Company will temporarily transact with customers on a prepayment basis. While the Company’s credit controls and processes have been effective in mitigating credit risk, these controls cannot eliminate credit risk in its entirety and there can be no assurance that these controls will continue to be effective or that the Company’s historical credit loss experience will continue.

The Company’s exposure to credit risk for trade accounts receivable by geographic area was as follows as at:

	January 2, 2022	January 3, 2021

Trade accounts receivable by geographic area:
United States	$296,100	$167,080
Canada	16,954	11,192
Europe and other	16,913	18,208
Total trade accounts receivable	$329,967	$196,480

The aging of trade accounts receivable balances was as follows as at:

	January 2, 2022	January 3, 2021

Not past due	$318,528	$173,354
Past due 0-30 days	9,352	16,572
Past due 31-60 days	3,667	4,360
Past due 61-120 days	2,903	5,912
Past due over 121 days	9,221	15,276
Trade accounts receivable	343,671	215,474
Less allowance for expected credit losses	(13,704)	(18,994)
Total trade accounts receivable	$329,967	$196,480
26. FINANCIAL RISK MANAGEMENT (continued):

Liquidity risk
Liquidity risk is defined as the potential risk that the Company will not be able to meet its financial obligations as they fall due.

The Company manages its liquidity risk through the management of its capital structure and financial leverage, as outlined in note 25 to these consolidated financial statements. In addition, the Company manages this risk by continuously monitoring actual and projected cash flows, taking into account the seasonality of its sales and cash receipts and the expected timing of capital expenditures.

In managing its liquidity risk, the Company relies on cash resources, debt, and cash flows generated from operations to satisfy its financing requirements. The Company may also require access to capital markets to support its operations as well as to achieve its strategic plans. Any impediments to the Company's ability to continue to meet the covenants and conditions contained in its long-term debt agreements as well as the Company's ability to access capital markets, the failure of a financial institution participating in its revolving long-term bank credit facilities, or an adverse perception in capital markets of the Company's financial condition or prospects could have a material impact on its future financing capability. In addition, the Company's access to capital markets and to financing at reasonable terms and interest rates could be influenced by the economic and credit market environment, including a potential prolonged economic downturn and recessions resulting from the unprecedented nature of the COVID-19 pandemic.

The following tables present a maturity analysis based on contractual maturity date of the Company's financial liabilities. All commitments have been reflected in the consolidated statements of financial position except for purchase obligations, as well as minimum royalty payments, which are included in the table of contractual obligations below. The amounts are the contractual undiscounted cash flows.

Carrying		Contractual	Less than	Between 1	Between 4	More than
(in $ millions)	amount	cash flows	1 year	and 3 years	and 5 years	5 years

Accounts payable and accrued liabilities	440.4	440.4	440.4	—	—	—
Long-term debt	600.0	600.0	—	150.0	450.0	—
Purchase and other obligations	—	392.9	320.8	54.5	14.9	2.7
Lease obligations	109.1	133.2	21.2	28.2	22.4	61.4
Total contractual obligations	1,149.5	1,566.5	782.4	232.7	487.3	64.1

As disclosed in note 24, the Company has granted financial guarantees, irrevocable standby letters of credit, and surety bonds to third parties to indemnify them in the event the Company and some of its subsidiaries do not perform their contractual obligations. As at January 2, 2022, the maximum potential liability under these guarantees was $121.3 million, of which $10.5 million was for surety bonds and $110.8 million was for financial guarantees and standby letters of credit.
26. FINANCIAL RISK MANAGEMENT (continued):

Foreign currency risk
The majority of the Company’s cash flows and financial assets and liabilities are denominated in U.S. dollars, which is the Company’s functional and reporting currency. Foreign currency risk is mainly limited to the portion of the Company’s business transactions denominated in currencies other than U.S. dollars, primarily for sales and distribution expenses for customers outside the U.S., certain equipment purchases, and head office expenses in Canada. The Company’s exposure relates primarily to changes in the U.S. dollar versus the Canadian dollar, the Pound sterling, the Euro, the Australian dollar, the Mexican peso, and the Chinese yuan. For the Company’s foreign currency transactions, fluctuations in the respective exchange rates relative to the U.S. dollar will create volatility in the Company’s cash flows, in the reported amounts for sales and SG&A expenses in its consolidated statement of earnings and comprehensive income, and for property, plant and equipment in its consolidated statement of financial position, both on a period-to-period basis and compared with operating budgets and forecasts. Additional earnings variability arises from the translation of monetary assets and liabilities denominated in currencies other than the U.S. dollar at the rates of exchange at each reporting dates, the impact of which is reported as a foreign exchange gain or loss and included in financial expenses (net) in the statement of earnings and comprehensive income.

The Company also incurs a portion of its manufacturing costs in foreign currencies, primarily payroll costs paid in Honduran Lempiras, Dominican Pesos, Mexican Pesos, Nicaraguan Cordobas, as well as in Bangladeshi Taka. Significant changes in these currencies relative to the U.S. dollar exchange rate in the future, could have a significant impact on the Company's operating results.

The Company’s objective in managing its foreign currency risk is to minimize its net exposures to foreign currency cash flows, by transacting with third parties in U.S. dollars to the maximum extent possible and practical and holding cash and cash equivalents and incurring borrowings in U.S. dollars. The Company monitors and forecasts the values of net foreign currency cash flows and, from time to time will authorize the use of derivative financial instruments, such as forward foreign exchange contracts with maturities of up to three years, to economically hedge a portion of foreign currency cash flows. The Company had forward foreign exchange contracts outstanding as at January 2, 2022, consisting primarily of contracts to sell and buy Canadian dollars, sell Euros, sell Pounds sterling, sell Australian dollars, and sell Mexican pesos in exchange for U.S. dollars. The outstanding contracts and other foreign exchange contracts that were settled during fiscal 2021 were designated as cash flow hedges and qualified for hedge accounting. The underlying risk of the foreign exchange contracts is identical to the hedged risk and, accordingly, the Company has established a ratio of 1:1 for all foreign exchange hedges.

The following tables provide an indication of the Company’s significant foreign currency exposures included in the consolidated statement of financial position as at January 2, 2022 arising from financial instruments:

					January 2, 2022
(in U.S. $ millions)	CAD	GBP	EUR	AUD	MXN	CNY	BDT	COP	JPY

Cash and cash equivalents	6.1	1.7	3.3	1.8	5.3	4.5	4.2	1.9	0.9
Trade accounts receivable	16.9	—	7.0	3.9	2.6	0.7	—	—	—
Prepaid expenses, deposits and other current assets	0.4	0.3	2.1	—	0.1	0.4	2.4	0.7	—
Accounts payable and accrued liabilities	(21.0)	(0.6)	(3.7)	(0.6)	(1.0)	(2.9)	(6.8)	—	—

Based on the Company’s foreign currency exposures arising from financial instruments noted above, and the impact of outstanding derivative financial instruments designated as effective hedging instruments, varying the foreign exchange rates to reflect a 5 percent strengthening of the U.S. dollar would have (decreased) increased earnings and other comprehensive income as follows, assuming that all other variables remained constant:

			For the year ended January 2, 2022
(in U.S. $ millions)	CAD	GBP	EUR	AUD	MXN	CNY	BDT	COP	JPY

Impact on earnings before income taxes	(0.1)	(0.1)	(0.4)	(0.3)	(0.3)	(0.1)	—	(0.1)	—
Impact on other comprehensive income before income taxes	0.3	1.7	1.6	0.3	0.3	—	—	—	—
26. FINANCIAL RISK MANAGEMENT (continued):

Foreign currency risk (continued):
An assumed 5 percent weakening of the U.S. dollar during the year ended January 2, 2022 would have had an equal but opposite effect on the above currencies to the amounts shown above, assuming that all other variables remain constant.

Commodity risk
The Company is subject to the commodity risk of cotton prices and cotton price movements, as the majority of its products are made of 100% cotton or blends of cotton and synthetic fibers. The Company is also subject to the risk of fluctuations in the prices of crude oil and petrochemicals as they influence the cost of polyester fibers which are used in many of its products. The Company purchases cotton from third-party merchants, cotton-based yarn from third-party yarn manufacturers, and polyester fibers from third-party polyester manufacturers. The Company assumes the risk of price fluctuations for these purchases. The Company enters into contracts, up to eighteen months in advance of future delivery dates, to establish fixed prices for its cotton and cotton-based yarn purchases and polyester fibers purchases, in order to reduce the effects of fluctuations in the cost of cotton, crude oil, and petrochemicals used in the manufacture of its products. These contracts are not used for trading purposes and are not considered to be financial instruments that would need to be accounted for at fair value in the Company’s consolidated financial statements. Without taking into account the impact of fixed price contracts, a change of $0.01 per pound in the price of cotton would affect the Company’s annual raw material costs by approximately $6 million, based on current production levels.

In addition, fluctuations in crude oil or petroleum prices also affect the Company's energy consumption costs and can influence transportation costs and the cost of related items used in its business, including other raw materials the Company uses to manufacture its products such as chemicals, dyestuffs, and trims. The Company generally purchases these raw materials at market prices.

The Company also has the ability to enter into derivative financial instruments, including futures and option contracts, to manage its exposure to movements in commodity prices. Such contracts are accounted for at fair value in these consolidated financial statements in accordance with the accounting standards applicable to financial instruments. During fiscal 2021, the Company entered into commodity derivative contracts as described in note 15. The underlying risk of the commodity derivative contracts is identical to the hedged risk and accordingly, the Company has established a ratio of 1:1 for all commodity derivative hedges. Due to a strong correlation between commodity future contract prices and its purchased costs, the Company did not experience any significant ineffectiveness on its hedges, other than as disclosed in note 15(d).

Interest rate risk
The Company is subject to interest rate risk arising from its $300 million term loan, $100 million of its unsecured notes payable, and amounts drawn on its revolving long-term bank credit facilities, all of which bear interest at a variable U.S. LIBOR-based interest rate, plus a spread.

The Company generally fixes the rates for LIBOR-based borrowings for periods of one to three months. The interest rates on amounts drawn on debt agreements and on any future borrowings will vary and are unpredictable. Increases in interest rates on new debt issuances may result in a material increase in financial charges.

The Company has the ability to enter into derivative financial instruments that would effectively fix its cost of current and future borrowings for an extended period of time. The Company has floating-to-fixed interest rate swaps outstanding to hedge up to $250 million of its floating interest rate exposure on a designated portion of certain long-term debt agreements. The interest rate swap contracts are designated as cash flow hedges and qualify for hedge accounting. Refer to note 15 (b) for additional information.
26. FINANCIAL RISK MANAGEMENT (continued):

Interest rate risk (continued):
The Company has begun discussions with its lenders to amend existing debt agreements to include LIBOR fallback provisions. LIBOR is still being used as the interest rate benchmark in its existing debt agreements. In addition, the Company and its counterparties under interest rate swap agreements are expected to negotiate the substitution of reference rates in such agreements. Refer to note 15 (d) for additional information.

As at January 2, 2022, the Company has $400 million of term loans and private placements with a U.S. LIBOR-based interest rate. The Company's floating rate debt has a variable rate of interest linked to LIBOR as a benchmark for establishing the rate. However, the changes to LIBOR which were effective after January 1, 2021 did not impact the cost of the Company's variable rate indebtedness, as LIBOR is still being used as the interest rate benchmark in its existing debt agreements. In July 2017, the United Kingdom’s Financial Conduct Authority (FCA), which regulates LIBOR, announced that it intends to stop persuading or compelling banks to submit rates for the calculation of LIBOR to the administrator of LIBOR after 2021. In March 2021, the FCA announced that it will cease the issuance of the EUR, CHF, JPY and GBP LIBOR for all tenors, as well as the one week and two month USD LIBOR at the end of December 31, 2021. All other USD LIBOR tenors will cease at the end of June 30, 2023.

The Company is currently managing the process to transition the existing impacted agreements to an alternative rate (such as a new widely recognized benchmark rates for newly originated loans) for the calculation of interest rates under its floating rate debt. The Company may incur expenses in effecting the transition, and may be subject to disputes or litigation with lenders over the appropriateness or comparability to LIBOR of the substitute reference rates.

Based on the value of interest-bearing financial instruments during the year ended January 2, 2022, an assumed 0.5 percentage point increase in interest rates during such period would have decreased earnings before income taxes by $1.2 million. An assumed 0.5 percentage point decrease in interest rates would have had an equal but opposite effect on earnings before income taxes, assuming that all other variables remain constant.